UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2003

SCHEID VINEYARDS INC.
(Exact name of small business issuer as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

305 Hilltown Road Salinas, California		93908
(Address of principal executive offices)		(Zip Code)

(831) 455-9990
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On May 14, 2003, Scheid Vineyards Inc. issued a press release reporting its first quarter results.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements, Proforma Financial Information and Exhibits

(c)	The following exhibit is included herewith:

	99.1	Press Release dated May 14, 2003 relating to first quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2003	SCHEID VINEYARDS INC.
/s/ Michael S. Thomsen

Michael S. Thomsen
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 14, 2003 titled “Scheid Vineyards Inc. Reports First Quarter Results.”